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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 15, 2000



COMMISSION       REGISTRANT; STATE OF INCORPORATION;            IRS EMPLOYER
FILE NUMBER         ADDRESS; AND TELEPHONE NUMBER            IDENTIFICATION NO

1-9513                 CMS ENERGY CORPORATION                     38-2726431
                      (A MICHIGAN CORPORATION)
                  FAIRLANE PLAZA SOUTH, SUITE 1100
                        330 TOWN CENTER DRIVE
                      DEARBORN, MICHIGAN 48126
                           (313) 436-9261









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Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

        (c)    Exhibits

               The following exhibits are filed with reference to the Registration Statement on Form S-3 (Registration Nos. 333-68937, 333-68937-01 and 333-68937-02)of CMS Energy Corporation, CMS Energy Trust II and CMS Energy Trust III:

               1(d) Form of Underwriting Agreement among CMS Energy Corporation, Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities, Banc of America Securities LLC Corporation and with respect to the Trust Premium Equity Participating Security Units.

               4(w) Form of Fourth Supplemental Indenture between CMS Energy Corporation and The Bank of New York.

               4(x) Form of Amended and Restated Declaration of Trust by and among CMS Energy Corporation, as Sponsor, the Regular Trustees, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Holders of the Securities.

               4(y) Form of Guarantee Agreement between CMS Energy Corporation and The Bank of New York, as the Guarantee Trustee.

               4(z) Form of Pledge Agreement among CMS Energy Corporation and The Chase Manhattan Bank, as Collateral Agent, The Chase Manhattan Bank, as Securities Intermediary, and The Bank of New York, as Purchase Contract Agent.

               4(aa) Form of Purchase Contract Agreement between CMS Energy Corporation and The Bank of New York, as purchase Contract Agent.

               4(bb) Form of Remarketing Agreement between CMS Energy Corporation, CMS Energy Trust III and Morgan Stanley & Co., Incorporated.

               4(cc) Form of Subordinated Debenture (included as Exhibit A to Form of Fourth Supplemental Indenture filed as
                          Exhibit 4(w)).

               4(dd)      Form of Trust Preferred Security (included as
                          Exhibit A to Amended and Restated Declaration of Trust of CMS Energy Trust III filed as Exhibit 4(x)).

               4(ee) Form of Certificate Evidencing PEPS Units (included as Exhibit A to Form of Purchase Contract Agreement filed as Exhibit 4(aa)).

               4(ff) Form of Certificate Evidencing Treasury PEPS Units (included as Exhibit B to Form of Purchase Contract Agreement filed as Exhibit 4(aa)).


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CMS ENERGY CORPORATION



Date: August 15,2000                    By:    /s/ Thomas A. McNish
                                               -------------------------------
                                        Name:  Thomas A. McNish
                                        Title: Vice President and Secretary





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                                INDEX TO EXHIBITS


         Exhibit No.                    Description

               1(d) Form of Underwriting Agreement among CMS Energy Corporation, Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities, Banc of America Securities LLC Corporation and with respect to the Trust Premium Equity Participating Security Units.

               4(w) Form of Fourth Supplemental Indenture between CMS Energy Corporation and The Bank of New York.

               4(x) Form of Amended and Restated Declaration of Trust by and among CMS Energy Corporation, as Sponsor, the Regular Trustees, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Holders of the Securities.

               4(y) Form of Guarantee Agreement between CMS Energy Corporation and The Bank of New York, as the Guarantee Trustee.

               4(z) Form of Pledge Agreement among CMS Energy Corporation and The Chase Manhattan Bank, as Collateral Agent, The Chase Manhattan Bank, as Securities Intermediary, and The Bank of New York, as Purchase Contract Agent.

               4(aa) Form of Purchase Contract Agreement between CMS Energy Corporation and The Bank of New York, as purchase Contract Agent.

               4(bb) Form of Remarketing Agreement between CMS Energy Corporation, CMS Energy Trust III and Morgan Stanley & Co., Incorporated.

               4(cc) Form of Subordinated Debenture (included as Exhibit A to Form of Fourth Supplemental Indenture filed as
                          Exhibit 4(w)).

               4(dd)      Form of Trust Preferred Security (included as
                          Exhibit A to Amended and Restated Declaration of Trust of CMS Energy Trust III filed as Exhibit 4(x)).

               4(ee) Form of Certificate Evidencing PEPS Units (included as Exhibit A to Form of Purchase Contract Agreement filed as Exhibit 4(aa)).

               4(ff) Form of Certificate Evidencing Treasury PEPS Units (included as Exhibit B to Form of Purchase Contract Agreement filed as Exhibit 4(aa)).